UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 21, 2019 (November 20, 2019)

Bat Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36055	45-4077653
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Room 104, No. 33 Section D,

No. 6 Middle Xierqi Road,

Haidian District, Beijing, China

(Address of Principal Executive Offices)

+86 (010) 59441080

(Issuer’s telephone number)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	GLG	Nasdaq Capital Market

Item 5.07 Submission of Matters to a Vote of Security Holders.

On November 20, 2019, Bat Group, Inc. (the “Company”) held its 2019 annual meeting of stockholders (the “Annual Meeting”). The number of shares of common stock entitled to vote at the Annual Meeting was 8,646,992 shares. The number of shares of common stock present or represented by valid proxy at the Annual Meeting was 4,495,282 shares. At the Annual Meeting, the following proposals were voted on:

1.	That the following constitutes the number of votes voted with respect to the following persons as Directors of Bat Group, Inc.

	FOR	AGAINST	WITHHELD	ABSTAIN
JIAXI GAO	4,424,597	70,685	0	0
JIALIN CUI	4,422,331	72,951	0	0
KECEN LIU	4,422,491	72,791	0	0
RENMEI OUYANG	4,424,597	70,685	0	0
WEICHENG PAN	4,424,595	70,687	0	0
YANG AN	4,424,104	71,178	0	0
SIYUAN ZHU	4,424,437	70,845	0	0

Accordingly, each such person has been duly elected as a Director to hold such office until the 2020 Annual Meeting of Stockholders or until his successor is elected and shall qualify.

2.	That the following constitutes the number of shares voted with respect to the ratification of Friedman LLP serve as the independent registered public accounting firm of the Company for the fiscal year ended December 31, 2019.

FOR	AGAINST	WITHHELD	ABSTAIN
4,486,110	1,495	7,677	0

Accordingly, Friedman LLP has been ratified to serve as the independent registered public accounting firm of the Company for the fiscal year ended December 31, 2019.

3.	That the following constitutes the number of shares voted with respect to the authorization and approval of the Company’s 2019 Equity Incentive Plan, as amended.

FOR	AGAINST	WITHHELD	ABSTAIN
4,423,074	70,487	1,721	0

Accordingly, the Company’s 2019 Equity Incentive Plan, as amended, has been authorized and approved.

4.	That the following constitutes the number of shares voted with respect to the approval and adoption of the Company’s Certificate of Incorporation (the “Charter Amendment”) to effect a reverse stock split of our issued and outstanding common stock by a ratio of not less than one-for-two and not more than one-for-twenty and then a forward stock split of our then issued and outstanding common stock by a ratio of not less than one-for-two and not more than one-for-twenty immediately following the reverse split (the “Reverse Split”) at any time prior to December 30, 2019, with the exact ratios to be set at a whole number within this range, as determined by our Board in its sole discretion.

FOR	AGAINST	WITHHELD	ABSTAIN
4,399,417	95,639	226	0

Accordingly, the Charter Amendment to effect the Reserve Split has been authorized and approved.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BAT GROUP, INC.

Date: November 21, 2019	By:	/s/ Jiaxi Gao
	Name:	Jiaxi Gao
	Title:	Chief Executive Officer

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